                         ANNUAL REPORT / OCTOBER 31 1999

                         AIM GLOBAL GROWTH & INCOME FUND

                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                      -------------------------------------

                     HEROES ON WHEELS BY JANE WOOSTER SCOTT

       JANE WOOSTER SCOTT'S IMAGINATIVE PAINTING OF A CYCLING CHAMPIONSHIP

              CAPTURES THE SPIRIT OF AN INTERNATIONAL CELEBRATION.

            LIKE SPORTS, INVESTING BRINGS THE WORLD TOGETHER, UNITING

                    AND ENRICHING PEOPLE ALL OVER THE GLOBE.

                      -------------------------------------

AIM Global Growth & Income Fund seeks to provide long-term growth of capital together with current income. The fund invests in stocks of blue-chip companies and high-quality government bonds from around the world.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Growth & Income Fund's performance figures are historical and reflect the reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B, C, and Advisor Class shares will differ from that of its Class A shares due to differences in sales-charge structure and expenses.
o The fund's average annual total returns, including sales charges, for the period ended 9/30/99 (the most recent calendar quarter-end) are as follows: for Class A shares, one year, -1.83%; five years, 10.71%; inception (9/25/90), 11.03%. Class B shares, one year, -1.21%; five years, 10.98%;
    inception (10/22/92), 11.43%. Class C shares, cumulative since inception (3/1/99), -5.19%. Advisor Class shares, one year, 4.13%; inception (6/1/95), 12.84%.
o Because C shares have been offered for less than one year (since 3/1/99), the return provided is the cumulative total return that has not been annualized.
o   Advisor Class shares were closed to new investors on 3/1/99.
o During the fiscal year ended 10/31/99, the fund's Class A shares paid distributions of $1.613; Class B shares, $1.553; Class C shares, $.093; and Advisor Class shares, $1.643.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The J.P. Morgan Global Government Bond Index is a market-value-weighted average of government bonds from 13 major developed bond markets. It is measured in U.S. dollars, and it includes the effect of reinvested coupons.
o The unmanaged MSCI World Index is a group of global securities listed on major world stock exchanges and tracked by Morgan Stanley Capital International.
o The unmanaged MSCI All Country World Index tracks the performance of the more than 50 countries covered by Morgan Stanley Capital International that are considered either a developed or emerging market.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                         AIM GLOBAL GROWTH & INCOME FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
     [PHOTO OF      faith in two long-established principles of investing:
    Charles T.      portfolio diversification and long-term thinking. We could
      Bauer,        title this report "What a Difference a Year Makes."
   Chairman of          An investor surveying conditions when the fiscal year
   the Board of     opened on October 31, 1998, saw a market dominated by
     THE FUND       large-capitalization stocks and high-quality bonds,
   APPEARS HERE]    especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      -------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                 AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                      -------------------------------------

                         AIM GLOBAL GROWTH & INCOME FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



BOND MARKET HAMPERS PERFORMANCE

HOW DID AIM GLOBAL GROWTH & INCOME FUND PERFORM?
The fund had a disappointing year, reporting a 1.03% return for Class A shares and a 0.42% return for Class B shares for the period ending October 31, 1999. Class C shares had a -1.98% cumulative return since their inception on March 31, 1999. These figures are at net asset value, without a sales charge. Advisor Class shares returned 1.30%.
    During the reporting period, the MSCI World Index rose 24.91%, while the J.P. Morgan Global Government Bond Index returned -2.95%. These indexes help explain the performance of the fund--global equity markets did well over the fiscal year, but bond markets underperformed.

WHAT WERE MARKET CONDITIONS LIKE DURING THIS TIME?
Investor concern over interest rates made the U.S. markets very volatile during the reporting period. In June and August, the Federal Reserve Board (the Fed) raised rates in two quarter-point moves. At its October meeting, the Fed chose to leave rates unchanged but adopted a "tightening bias," indicating that it may be inclined to raise rates in the near future. Shortly after the close of the fiscal year, the Fed increased interest rates by another quarter point.
    Bond markets suffered a difficult period; in fact, 1999 has been the worst year for bonds since 1994, and the second worst year on record. For example, the yield of the benchmark 30-year U.S. Treasury bond rose from 5.15% at the beginning of the fiscal year to 6.16% at its end.
    The domestic equity market changed from an exclusively large-cap growth environment of the last two years to a much broader market, which included value and cyclical as well as small- and mid-cap stocks. These stocks had been undervalued for some time, but they became attractive as many large companies suffered earnings disappointments.
    Across the Atlantic, merger activity continued to dominate. Toward the end of the reporting period, the European merger market topped the United States for the first time. Ten European deals were announced in the third quarter of 1999 with values of more than $10 billion each.
    For most of the fiscal year Japan led Asia's recovery. Investors flocked to Japanese securities after Japan posted two consecutive quarters of economic growth, signaling an end to its extended recession. As Japan struggled to regain its economic strength and foothold in the world economy, it has done so at a cost to the United States. The dollar/yen relationship gyrated severely during the third quarter of 1999, nearly causing the dollar to reach a 44-month low.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
The fund maintained its strict blue-chip investment discipline. We invest in stocks with a market capitalization of more than $1 billion and a dividend yield greater than that of the MSCI World Index. We also look for good stocks that are selling at a discount relative to the market. Because of our investment criteria, the fund has avoided several areas that have performed well over the fiscal year.
    JAPAN: The universe of Japanese stocks that meet our criteria is very small. At this time, these stocks have neither the growth nor the dividend yield we look for.
    TECHNOLOGY: The fund has avoided high-flying technology stocks, because we consider many of these to be overpriced.

WHAT ABOUT THE FUND'S BOND COMPONENT?
The fund weightings are currently 70% stocks and 30% bonds. We invested in investment-grade U.S. and European government bonds. Sovereign debt made up 15.27% of the fund's total assets. Our bond performance was hurt by rising

                      -------------------------------------

                            WE MUST EMPHASIZE THAT WE

                        ARE INVESTORS FOR THE LONG TERM.

                      OUR DISCIPLINE HAS MET WITH DIFFICULT

                      PERIODS IN THE PAST, AND FOR THE SAME

                     REASONS AS THIS PAST YEAR. BUT, OVER A

                       PERIOD OF MANY YEARS, OUR INVESTORS

                      HAVE ENJOYED EXCELLENT TOTAL RETURNS

                            WITH BELOW AVERAGE RISK.

                      -------------------------------------

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

================================================================================
TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
 1. Royal Dutch Petroleum Co. (Netherlands)  3.30
 2. Bristol-Myers Squibb Co. (U.S.)          3.19
 3. Mobil Corp. (U.S.)                       3.04
 4. McGraw-Hill Cos., Inc. (The) (U.S.)      3.03
 5. Bestfoods (U.S.)                         2.77
 6. Bell Atlantic Corp. (U.S.)               2.55
 7. First Tennessee National Corp. ( U.S.)   2.35
 8. Bank of America Corp. (U.S.)             2.32
 9. Anheuser-Busch Companies, Inc. (U.S.)    2.12
10. Julius Baer Holding A.G. (Switzerland)   2.08
================================================================================

          See important fund and index disclosures inside front cover.

                         AIM GLOBAL GROWTH & INCOME FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



interest rates over the past year. Our holdings for most of the period had a longer than average maturity, which made the impact of rising interest rates somewhat worse for the fund than for our benchmark index. Bond returns were further aggravated by our absence from Japan, where the strong value of the yen made it one of the best performing bond markets globally.

WHAT CHANGES HAVE YOU MADE TO THE FUND'S PORTFOLIO?
Over the fiscal year, we increased our U.S. holdings from 48.6% to 52.88% of the fund. Most of our top equity holdings were major U.S. corporations across a wide spectrum of industries, including pharmaceuticals, oil, publishing, food products, telecommunications, financials and beverage companies.
    New to the fund are Bank of America and Swiss banking firm Julius Baer Holding AG. We consider financial stocks to be a good buying opportunity, as interest rate concerns have caused them to experience substantial volatility this year. The long-term prospects for banks are favorable based on their earnings strength.
    The fund had capital gains of 7.81% over the fiscal year because it sold long-term holdings that had begun to suffer from deteriorating quality and declining earnings growth prospects. We also reduced our holdings in countries where we no longer felt comfortable with market conditions.

WHAT'S YOUR OUTLOOK FOR THE FUND OVER THE NEAR TERM?
Clearly our conservative investment approach--our blue-chip discipline and bond component--hurt the fund's performance over the past fiscal year. We must emphasize that we are investors for the long term. Our discipline has met with difficult periods in the past, and for the same reasons as this past year. But over a period of many years, our investors have enjoyed excellent total returns with below average risk.
    Although there seems to be a great deal of concern in the fixed-income markets, we believe this market environment provides a good buying opportunity. Our large weighting on the bond side may pay off not just in dividends, but in performance as well. In the United Kingdom, the bond market is benefiting from low inflation and a Bank of England that has acted vigilantly to keep it in check. Euroland bonds are showing signs of improvement as well.

================================================================================
PORTFOLIO ALLOCATION
--------------------------------------------------------------------------------
Cash/Other                2.46%

International
Bonds                    15.27%

U.S. Government
Notes and Bonds          13.76%

International
Common Stocks            31.16%

U.S. Common Stocks       37.35%
================================================================================

================================================================================
TOP 10 COUNTRIES
--------------------------------------------------------------------------------
  1. United States       52.88%
  2. United Kingdom      15.51
  3. Netherlands          6.71
  4. France               6.26
  5. Germany              6.17
  6. Australia            3.10
  7. Switzerland          3.07
  8. New Zealand          1.62
  9. Belgium              1.47
 10. Denmark              1.36
================================================================================

================================================================================
TOP 5 FIXED-INCOME HOLDINGS
--------------------------------------------------------------------------------
                                      COUPON   MATURITY     %

U.S. Treasury Notes                    6.63    06/30/01    5.65
Government of France, Deb.             4.00    10/25/09    3.76
Bundesrepublik Deutschland, Bonds     8.375    05/21/01    3.35
U.S. Treasury Notes                    5.63    05/15/08    3.11
U.S. Treasury Bonds                    8.75    08/15/20    2.97
================================================================================

          See important fund and index disclosures inside front cover.

                         AIM GLOBAL GROWTH & INCOME FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL GROWTH & INCOME FUND VS. BENCHMARK INDEXES

9/25/90-10/31/99

in thousands

               AIM Global Growth   JP Morgan Global                  MSCI All
                 & Income Fund     Government Bond    MSCI World  Country World
                 Class A Shares         Index           Index         Index
                 --------------         -----           -----         -----

 9/30/90                  --               --              --            --
10/31/90               9,464           10,396          10,930        10,927
10/31/91              10,948           11,564          12,651        12,796
10/31/92              11,593           13,018          11,939        12,250
10/31/93              15,503           14,451          15,227        15,674
10/31/94              14,958           14,830          16,392        17,292
10/31/95              15,896           17,107          17,947        18,524
10/31/96              18,567           18,151          20,872        21,414
10/31/97              22,095           18,784          24,373        24,785
10/31/98              26,019           21,222          28,091        27,948
10/31/99              26,286           20,595          35,070        35,328

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.


ABOUT THIS CHART

The chart compares your fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to these benchmarks over the period 9/25/90-10/31/99. (Please note that the indexes' performance figures are for the period (9/30/90-10/31/99.) It is important to understand the differences between your fund and an index. An index measures performance of a hypothetical portfolio. A market index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. Since the last reporting period, AIM Global Growth & Income Fund has elected to use the MSCI All Country World Index as its benchmark instead of the MSCI World Index. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the MSCI World Index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES
--------------------------------------------------------------------------------
Inception (9/25/90)             11.21%

  5 years                       10.68

  1 year                        -4.54*

*1.03% excluding sales charges

CLASS B SHARES
--------------------------------------------------------------------------------
Inception  (10/22/92)           11.65%

  5 years                       10.96

  1 year                        -3.80*

*0.42% excluding sales charges

CLASS C SHARES
--------------------------------------------------------------------------------
Inception (3/01/99)             -2.95%*

*Cumulative return; -1.98 excluding sales charges

ADVISOR CLASS SHARES
--------------------------------------------------------------------------------
Inception  (6/1/95)             13.17%

  1 year                         1.30*

*Advisor Class Shares were closed to new investors as of March 1, 1999
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B, Class C and Advisor Class shares will differ from Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                         AIM GLOBAL GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                      SHARES         VALUE

DOMESTIC COMMON STOCKS-37.35%

BANKS (MONEY CENTER)-2.32%

Bank of America Corp.                   230,000   $ 14,806,250
--------------------------------------------------------------

BANKS (REGIONAL)-2.35%

First Tennessee National Corp.          440,800     14,987,200
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-3.12%

Anheuser-Busch Companies, Inc.          188,371     13,527,392
--------------------------------------------------------------
Brown-Forman Corp.-Class B               93,600      6,318,000
--------------------------------------------------------------
                                                    19,845,392
--------------------------------------------------------------

ELECTRIC COMPANIES-3.72%

Southern Co.                            420,000     11,156,250
--------------------------------------------------------------
Texas Utilities Co.                     323,000     12,516,250
--------------------------------------------------------------
                                                    23,672,500
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.56%

Emerson Electric Co.                    165,000      9,910,312
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.98%

American General Corp.                  170,000     12,611,875
--------------------------------------------------------------

FOODS-2.77%

Bestfoods                               300,000     17,625,000
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.19%

Bristol-Myers Squibb Co.                264,800     20,339,950
--------------------------------------------------------------

INVESTMENT MANAGEMENT-1.22%

PIMCO Advisors Holdings L.P.            225,000      7,804,688
--------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-3.04%

Mobil Corp.                             200,500     19,348,250
--------------------------------------------------------------

PERSONAL CARE-1.18%

Avon Products, Inc.                     234,000      7,546,500
--------------------------------------------------------------

PUBLISHING-3.03%

McGraw-Hill Cos., Inc. (The)            324,000     19,318,500
--------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-2.88%

Equity Office Properties Trust          457,000     10,111,125
--------------------------------------------------------------
Equity Residential Properties
  Trust                                 197,000      8,237,063
--------------------------------------------------------------
                                                    18,348,188
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-1.43%

Dun & Bradstreet Corp. (The)            309,800      9,100,375
--------------------------------------------------------------

TELEPHONE-2.55%

Bell Atlantic Corp.                     250,000     16,234,375
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE


TOBACCO-1.01%

Philip Morris Companies, Inc.           255,000   $  6,422,813
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $165,685,250)                          237,922,168
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-31.16%

AUSTRALIA-3.10%

Foster's Brewing Group Ltd.
  (Beverages-Alcoholic)               3,500,000      9,305,685
--------------------------------------------------------------
National Australia Bank Ltd.
  (Banks-Major Regional)                674,825     10,417,395
--------------------------------------------------------------
                                                    19,723,080
--------------------------------------------------------------

BELGIUM-1.47%

Electrabel S.A. (Electric
  Companies)                             27,760      9,158,659
--------------------------------------------------------------
Fortis A.G.-CVG
  (Financial-Diversified)(a)             34,440        185,149
--------------------------------------------------------------
                                                     9,343,808
--------------------------------------------------------------

FRANCE-2.50%

Compagnie de Saint Gobain
  (Manufacturing-Diversified)(a)         51,000      8,853,001
--------------------------------------------------------------
Pernod Ricard
  (Beverages-Non-alcoholic)             104,720      7,072,957
--------------------------------------------------------------
                                                    15,925,958
--------------------------------------------------------------

GERMANY-0.98%

MobilCom A.G.
  (Telecommunications-Cellular/
  Wireless)                             120,000      6,223,928
--------------------------------------------------------------

ITALY-1.16%

Seat Pagine Gialle S.p.A.
  (Publishing)(a)                     5,200,000      7,412,744
--------------------------------------------------------------

NETHERLANDS-6.71%

ING Groep N.V. (Insurance Brokers)      176,878     10,435,619
--------------------------------------------------------------
Koninklijke KPN N.V.
  (Telecommunications-Long
  Distance)                             220,005     11,292,751
--------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Oil-International Integrated)        351,840     21,035,811
--------------------------------------------------------------
                                                    42,764,181
--------------------------------------------------------------

NEW ZEALAND-1.62%

Telecom Corp. of New Zealand Ltd.
  (Telephone)                         2,264,200      9,120,112
--------------------------------------------------------------
Telecom Corp. of New Zealand
  Ltd.-ADR (Telephone)                   38,000      1,235,000
--------------------------------------------------------------
                                                    10,355,112
--------------------------------------------------------------

SWITZERLAND-3.07%

Julius Baer Holding A.G.
  (Banks-Major Regional)                  4,400     13,231,455
--------------------------------------------------------------
Swisscom A.G. (Telephone)                20,820      6,342,815
--------------------------------------------------------------
                                                    19,574,270
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

UNITED KINGDOM-10.55%

Abbey National PLC (Savings & Loan
  Companies)                            170,000   $  3,326,014
--------------------------------------------------------------
Allied Zurich PLC
  (Insurance-Mulit-Line)                600,000      7,250,481
--------------------------------------------------------------
Cadbury Schweppes PLC (Foods)         1,863,600     12,217,480
--------------------------------------------------------------
CGU PLC (Insurance Brokers)             694,750     10,125,944
--------------------------------------------------------------
Diageo PLC (Beverages-Alcoholic)        659,559      6,668,943
--------------------------------------------------------------
EMAP PLC (Publishing)                   250,000      3,247,098
--------------------------------------------------------------
EMI Group PLC (Leisure
  Time-Products)                        853,500      6,707,484
--------------------------------------------------------------
Lloyds TSB Group PLC (Banks-Major
  Regional)                             688,428      9,524,471
--------------------------------------------------------------
Reckitt & Colman PLC (Household
  Products/ Non-durables)               668,093      8,111,770
--------------------------------------------------------------
                                                    67,179,685
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $147,527,140)                                198,502,766
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT

NON-U.S. DOLLAR DENOMINATED
GOVERNMENT BONDS & NOTES-15.27%

DENMARK-1.36%

Kingdom of Denmark, Bonds, 8.00%,
  03/15/06                         DKK  54,000,000    8,647,572
--------------------------------------------------------------

FRANCE-3.76%

Government of France, Deb., 4.00%,
  10/25/09                         EUR  25,200,000   23,913,664
--------------------------------------------------------------

GERMANY-5.19%

Bundesrepublik Deutschland, Bonds,
  8.375%, 05/21/01             EUR   19,000,000     21,336,865
--------------------------------------------------------------
  6.00%, 01/04/07                     4,600,000      5,085,825
--------------------------------------------------------------
  6.50%, 07/04/27                     5,800,000      6,651,676
--------------------------------------------------------------
                                                    33,074,366
--------------------------------------------------------------

UNITED KINGDOM-4.96%

United Kingdom Treasury, Bond,
  7.00%, 06/07/02              GBP    5,500,000      9,225,047
--------------------------------------------------------------
  Gtd. Note, 9.00%, 10/13/08          4,500,000      9,048,837
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

UNITED KINGDOM-(CONTINUED)

  Gtd. Bond, 9.00%, 08/06/12   GBP    6,022,000   $ 13,324,001
--------------------------------------------------------------
                                                    31,597,885
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Government Bonds
      & Notes (Cost $98,119,358)                    97,233,487
--------------------------------------------------------------

U.S. TREASURY SECURITIES-13.76%

U.S. TREASURY NOTES-8.76%

  6.63%, 06/30/01                   $35,550,000     36,012,505
--------------------------------------------------------------
  5.63%, 05/15/08                    20,500,000     19,787,227
--------------------------------------------------------------
                                                    55,799,732
--------------------------------------------------------------

U.S. TREASURY BONDS-5.00%

  8.75%, 08/15/20                    15,120,000     18,950,350
--------------------------------------------------------------
  6.50%, 11/15/26                    12,745,000     12,898,832
--------------------------------------------------------------
                                                    31,849,182
--------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $87,847,744)                            87,648,914
--------------------------------------------------------------

                                      SHARES

MONEY MARKET FUNDS-1.77%

STIC Liquid Assets Portfolio(c)       5,642,621      5,642,621
--------------------------------------------------------------
STIC Prime Portfolio(c)               5,642,621      5,642,621
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $11,285,242)                                  11,285,242
--------------------------------------------------------------
TOTAL INVESTMENTS-99.31%                           632,592,577
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.69%                                  4,397,411
--------------------------------------------------------------
NET ASSETS-100.00%                                $636,989,988
==============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Deb. - Debentures
Gtd. - Guaranteed

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Foreign denominated security. Par value and coupon are denominated in currency indicated.
(c)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999


ASSETS:

Investments, at value (cost $510,464,734)       $632,592,577
------------------------------------------------------------
Cash                                               1,245,276
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,922,211
------------------------------------------------------------
  Fund shares sold                                   986,563
------------------------------------------------------------
  Dividends and interest                           5,456,781
------------------------------------------------------------
Other assets                                             651
------------------------------------------------------------
    Total assets                                 642,204,059
------------------------------------------------------------

LIABILITIES:

Payables for:
  Forward contracts closed                         1,618,625
------------------------------------------------------------
  Fund shares reacquired                           2,270,985
------------------------------------------------------------
Forward contracts                                     32,908
------------------------------------------------------------
Accrued administrative services fees                  11,447
------------------------------------------------------------
Accrued advisory fees                                526,363
------------------------------------------------------------
Accrued distribution fees                            423,592
------------------------------------------------------------
Accrued transfer agent fees                           84,253
------------------------------------------------------------
Accrued trustees' fees                                 1,500
------------------------------------------------------------
Accrued operating expenses                           244,398
------------------------------------------------------------
    Total liabilities                              5,214,071
------------------------------------------------------------
Net assets applicable to shares outstanding     $636,989,988
============================================================

NET ASSETS:

Class A                                         $254,060,449
============================================================
Class B                                         $376,180,588
============================================================
Class C                                         $  1,344,034
============================================================
Advisor Class                                   $  5,404,917
============================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           32,565,310
============================================================
Class B                                           48,228,206
============================================================
Class C                                              172,358
============================================================
Advisor Class                                        693,765
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $       7.80
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.80 / 94.50%)         $       8.25
============================================================
Class B:
  Net asset value and offering price per share  $       7.80
============================================================
Class C:
  Net asset value and offering price per share  $       7.80
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $       7.79
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999


INVESTMENT INCOME:

Dividends (net of $815,230 foreign withholding
  tax)                                          $ 16,045,328
------------------------------------------------------------
Interest                                          13,957,993
------------------------------------------------------------
Securities lending                                   193,458
------------------------------------------------------------
    Total investment income                       30,196,779
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                   7,315,050
------------------------------------------------------------
Accounting services fees                             207,383
------------------------------------------------------------
Custodian fees                                       358,452
------------------------------------------------------------
Distribution fees -- Class A                       1,039,956
------------------------------------------------------------
Distribution fees -- Class B                       4,535,906
------------------------------------------------------------
Distribution fees -- Class C                           6,314
------------------------------------------------------------
Trustees' fees                                        35,961
------------------------------------------------------------
Transfer agent fees -- Class A                       508,709
------------------------------------------------------------
Transfer agent fees -- Class B                       776,580
------------------------------------------------------------
Transfer agent fees -- Class C                         1,110
------------------------------------------------------------
Transfer agent fees -- Advisor Class                   9,861
------------------------------------------------------------
Interest expense                                      15,102
------------------------------------------------------------
Other                                                608,387
------------------------------------------------------------
    Total expenses                                15,418,771
------------------------------------------------------------
Less: Expenses paid indirectly                        (4,831)
------------------------------------------------------------
    Net expenses                                  15,413,940
------------------------------------------------------------
Net investment income                             14,782,839
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           59,608,133
------------------------------------------------------------
  Foreign currencies                                (573,951)
------------------------------------------------------------
  Forward currency contracts                         589,736
------------------------------------------------------------
                                                  59,623,918
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (64,691,362)
------------------------------------------------------------
  Foreign currencies                                (204,635)
------------------------------------------------------------
  Forward currency contracts                        (257,665)
------------------------------------------------------------
                                                 (65,153,662)
------------------------------------------------------------
  Net gain (loss) from investment securities,
    foreign currencies and forward currency
    contracts                                     (5,529,744)
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $  9,253,095
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999             1998
                                                              -------------    ------------
OPERATIONS:

  Net investment income                                       $  14,782,839    $ 12,068,853
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and forward currency contracts                    59,623,918     146,741,450
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and forward
    currency contracts                                          (65,153,662)    (29,909,686)
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          9,253,095     128,900,617
-------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (3,856,782)     (4,583,653)
-------------------------------------------------------------------------------------------
  Class B                                                        (2,710,473)     (4,410,176)
-------------------------------------------------------------------------------------------
  Class C                                                              (654)             --
-------------------------------------------------------------------------------------------
  Advisor Class                                                     (96,889)       (100,933)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (50,854,509)     (8,368,465)
-------------------------------------------------------------------------------------------
  Class B                                                       (78,557,367)    (13,388,382)
-------------------------------------------------------------------------------------------
  Class C                                                            (9,250)             --
-------------------------------------------------------------------------------------------
  Advisor Class                                                  (1,015,481)       (131,267)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (1,923,750)    (24,946,235)
-------------------------------------------------------------------------------------------
  Class B                                                       (30,585,595)    (31,695,480)
-------------------------------------------------------------------------------------------
  Class C                                                         1,396,141              --
-------------------------------------------------------------------------------------------
  Advisor Class                                                    (873,736)      3,071,389
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (159,835,250)     44,347,415
-------------------------------------------------------------------------------------------
NET ASSETS:

  Beginning of period                                           796,825,238     752,477,823
-------------------------------------------------------------------------------------------
  End of period                                               $ 636,989,988    $796,825,238
===========================================================================================
NET ASSETS CONSIST OF:
  Shares of beneficial interest                               $ 455,586,900    $467,573,561
-------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, and forward currency
    contracts                                                    59,366,359     142,061,286
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and forward currency contracts                   122,036,729     187,190,391
-------------------------------------------------------------------------------------------
                                                              $ 636,989,988    $796,825,238
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth & Income Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital together with current income.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid quarterly. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was decreased by $8,118,041, undistributed net realized gains decreased by $11,882,238 and paid-in capital increased by $20,000,279 as a result of differing book/tax treatment of foreign currency transactions and equalization credits in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     Outstanding forward currency contracts at October 31, 1999 were as follows:

                                                                           UNREALIZED
   SETTLEMENT               CONTRACT TO      CONTRACT TO                  APPRECIATION
   DATE                       DELIVER          RECEIVE        VALUE      (DEPRECIATION)
   ----------             ----------------   -----------   -----------   --------------
   02/09/00               GBP   19,600,000   $32,208,288   $32,241,196      $(32,908)
   ====================================================================================

F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

G. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

H. Indexed Securities -- The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's subadvisor. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 1.75%, 2.40%, 2.40% and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $207,383 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $1,226,855 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $1,039,956, $4,535,906 and $6,314, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $80,124 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $3,994 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $4,831 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $4,831 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $268,364 with a weighted average interest rate of 5.63%. Interest expense for the Fund for the year ended October 31, 1999 was $15,102.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $926,250 were on loan to brokers. The loans were secured by cash collateral of $944,775 received by the Fund. For the year ended October 31, 1999, the Fund received fees of $193,458 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $654,207,941 and $785,726,810, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $131,225,983
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (10,184,073)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $121,041,910
=========================================================
Cost of investments for tax purposes is
  $511,550,667.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                          1998
                                                              ---------------------------   ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              -----------   -------------   -----------   -------------
Sold:
  Class A                                                       8,613,668   $  72,437,015    40,631,419   $ 363,947,180
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       5,303,281      44,812,675    12,852,707     115,998,695
-----------------------------------------------------------------------------------------------------------------------
  Class C*                                                        195,189       1,576,712            --              --
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   328,566       2,706,042     4,670,023      41,740,705
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                       6,015,569      49,459,293     1,294,169      11,189,344
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       8,680,071      71,410,220     1,736,739      14,930,372
-----------------------------------------------------------------------------------------------------------------------
  Class C*                                                          1,149           9,140            --              --
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   135,251       1,109,119        25,259         222,124
-----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (15,145,571)   (123,820,058)  (44,464,914)   (400,082,759)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (18,003,582)   (146,808,490)  (17,992,943)   (162,624,547)
-----------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (23,980)       (189,711)           --              --
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (552,173)     (4,688,897)   (4,285,866)    (38,891,440)
-----------------------------------------------------------------------------------------------------------------------
                                                               (4,452,562)  $ (31,986,940)   (5,533,407)  $ (53,570,326)
=======================================================================================================================

* Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                        CLASS A
                                                                --------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                                --------------------------------------------------------
                                                                1999(a)     1998(a)     1997(a)       1996        1995
                                                                --------    --------    --------    --------    --------
Net asset value, beginning of period                            $   9.26    $   8.21    $   7.11    $   6.35    $   6.21
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.20        0.17        0.21        0.22        0.24
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments           (0.05)       1.25        1.12        0.82        0.13
------------------------------------------------------------------------------------------------------------------------
    Net increase from investment operations                         0.15        1.42        1.33        1.04        0.37
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                       (0.11)      (0.13)      (0.21)      (0.24)      (0.22)
------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                            (1.50)      (0.24)      (0.02)      (0.04)      (0.01)
------------------------------------------------------------------------------------------------------------------------
    Total distributions                                            (1.61)      (0.37)      (0.23)      (0.28)      (0.23)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   7.80    $   9.26    $   8.21    $   7.11    $   6.35
========================================================================================================================
Total return(b)                                                     1.03%      17.76%      19.01%      16.80%       6.27%
========================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                            $254,060    $306,279    $292,528    $286,203    $284,069
========================================================================================================================
Ratio of net investment income to average net assets:               2.34%(c)    1.87%       2.74%       3.17%       3.85%
========================================================================================================================
Ratio of expenses to average net assets:                            1.65%(c)    1.65%       1.64%       1.66%       1.74%
========================================================================================================================
Portfolio turnover rate                                               89%         92%         50%         39%         83%
========================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $297,130,261.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                              1999(a)     1998(a)     1997(a)       1996        1995
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $   9.25    $   8.21    $   7.11    $   6.35    $   6.21
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.14        0.11        0.16        0.17        0.20
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments         (0.04)       1.25        1.13        0.82        0.13
----------------------------------------------------------------------------------------------------------------------
    Net increase from investment operations                       0.10        1.36        1.29        0.99        0.33
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                     (0.05)      (0.08)      (0.17)      (0.20)      (0.18)
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                          (1.50)      (0.24)      (0.02)      (0.03)      (0.01)
----------------------------------------------------------------------------------------------------------------------
    Total distributions                                          (1.55)      (0.32)      (0.19)      (0.23)      (0.19)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   7.80    $   9.25    $   8.21    $   7.11    $   6.35
======================================================================================================================
Total return(b)                                                   0.42%      16.93%      18.28%      16.06%       5.57%
======================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                          $376,181    $483,307    $456,893    $383,966    $356,796
======================================================================================================================
Ratio of net investment income to average net assets:             1.69%(c)    1.22%       2.09%       2.52%       3.20%
======================================================================================================================
Ratio of expenses to average net assets:                          2.30%(c)    2.30%       2.29%       2.31%       2.39%
======================================================================================================================
Portfolio turnover rate                                             89%         92%         50%         39%         83%
======================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $453,590,643.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                    CLASS C                       ADVISOR CLASS
                                              -------------------   ------------------------------------------
                                                 MARCH 1, 1999                YEAR ENDED OCTOBER 31,               JUNE 1, 1995
                                                      TO            ------------------------------------------          TO
                                              OCTOBER 31, 1999(a)   1999(a)     1998(a)     1997(a)      1996    OCTOBER 31, 1995
                                              -------------------   -------     -------     -------     ------   ----------------
Net asset value, beginning of period                $ 8.05          $ 9.26      $ 8.20      $ 7.10      $ 6.35        $ 6.24
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        0.10            0.22        0.21        0.23        0.23          0.11
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                      (0.26)          (0.05)       1.25        1.13        0.82          0.13
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                     (0.16)           0.17        1.46        1.36        1.05          0.24
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                         (0.02)          (0.14)      (0.16)      (0.24)      (0.26)        (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments              (0.07)          (1.50)      (0.24)      (0.02)      (0.04)           --
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                              (0.09)          (1.64)      (0.40)      (0.26)      (0.30)        (0.13)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 7.80          $ 7.79      $ 9.26      $ 8.20      $ 7.10        $ 6.35
=================================================================================================================================
Total return(b)                                      (1.98)%          1.30%      18.27%      19.23%      17.19%         3.83%
=================================================================================================================================
Ratios and supplemental data:

Net assets, end of period (in 000's)                $1,344          $5,405      $7,239      $3,057      $3,085        $  944
=================================================================================================================================
Ratio of net investment income to average
  net assets:                                         1.69%(c)        2.69%(d)    2.22%       3.09%       3.52%         4.20%(e)
=================================================================================================================================
Ratio of expenses to average net assets:              2.30%(c)        1.30%(d)    1.30%       1.29%       1.31%         1.39%(e)
=================================================================================================================================
Portfolio turnover rate                                 89%             89%         92%         50%         39%           83%
=================================================================================================================================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $944,451.
(d)  Ratios are based on average net assets of $5,759,984.
(e)  Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Growth & Income Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Growth & Income Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                    PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

BOARD OF TRUSTEES                                OFFICERS                          OFFICE OF THE FUND
C. Derek Anderson                                Robert H. Graham                  11 Greenway Plaza
President, Plantagenet Capital                   Chairman and President            Suite 100
Management, LLC (an investment                                                     Houston, TX 77046
partnership); Chief Executive Officer,           Dana R. Sutton
Plantagenet Holdings, Ltd.                       Vice President and Treasurer      INVESTMENT MANAGER
(an investment banking firm)
                                                 Samuel D. Sirko                   A I M Advisors, Inc.
Frank S. Bayley                                  Vice President and Secretary      11 Greenway Plaza
Partner, law firm of                                                               Suite 100
Baker & McKenzie                                 Melville B. Cox                   Houston, TX 77046
                                                 Vice President
Robert H. Graham                                                                   SUB-ADVISOR
President and Chief Executive Officer,           Gary T. Crum
A I M Management Group Inc.                      Vice President                    INVESCO Asset Management Ltd.
                                                                                   11 Devonshire Square
Arthur C. Patterson                              Carol F. Relihan                  London EC2M 4YR
Managing Partner, Accel Partners                 Vice President                    England
(a venture capital firm)
                                                 Mary J. Benson                    TRANSFER AGENT
Ruth H. Quigley                                  Assistant Vice President and
Private Investor                                 Assistant Treasurer               A I M Fund Services, Inc.
                                                                                   P.O. Box 4739
                                                 Sheri Morris                      Houston, TX 77210-4739
                                                 Assistant Vice President and
                                                 Assistant Treasurer               CUSTODIAN

                                                 Nancy L. Martin                   State Street Bank and Trust Company
                                                 Assistant Secretary               225 Franklin Street
                                                                                   Boston, MA 02110
                                                 Ofelia M. Mayo
                                                 Assistant Secretary               COUNSEL TO THE FUND

                                                 Kathleen J. Pflueger              Kirkpatrick & Lockhart LLP
                                                 Assistant Secretary               1800 Massachusetts Avenue, N.W.
                                                                                   Washington, D.C. 20036-1800

                                                                                   COUNSEL TO THE TRUSTEES

                                                                                   Paul, Hastings, Janofsky & Walker LLP
                                                                                   Twenty Third Floor
                                                                                   555 South Flower Street
                                                                                   Los Angeles, CA 90071

                                                                                   DISTRIBUTOR

                                                                                   A I M Distributors, Inc.
                                                                                   11 Greenway Plaza
                                                                                   Suite 100
                                                                                   Houston, TX 77046

                                                                                   AUDITORS

                                                                                   PricewaterhouseCoopers LLP
                                                                                   160 Federal St.
                                                                                   Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION -- UNAUDITED

AIM Global Growth & Income Fund paid ordinary dividends in the amount of $0.110, $0.050, $0.019 and $0.140 per share to Class A, Class B, Class C and Advisor Class shareholders, respectively during its tax year ended October 31, 1999. Of this amount, 85.46% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $130,436,607 during the Fund's tax year ended October 31, 1999.

REQUIRED STATE INCOME TAX INFORMATION

Of the total income dividends paid, 22% was derived from U.S. Treasury obligations.

                      -------------------------------------

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

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                              MONEY MARKET FUNDS                             A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)             AIM Money Market Fund                          provided leadership in the
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund                       mutual fund industry since 1976
AIM Capital Development Fund                                                             and managed approximately $120
AIM Constellation Fund                    INTERNATIONAL GROWTH FUNDS                     billion in assets for more than
AIM Dent Demographic Trends Fund          AIM Advisor International Value Fund           6.4 million shareholders,
AIM Large Cap Growth Fund                 AIM Asian Growth Fund                          including individual investors,
AIM Mid Cap Equity Fund                   AIM Developing Markets Fund                    corporate clients and financial
AIM Mid Cap Growth Fund                   AIM Euroland Growth Fund(4)                    institutions, as of September
AIM Mid Cap Opportunities Fund            AIM European Development Fund                  30, 1999.
AIM Select Growth Fund                    AIM International Equity Fund                      The AIM Family of Funds
AIM Small Cap Growth Fund(2)              AIM Japan Growth Fund                          --Registered Trademark-- is
AIM Small Cap Opportunities Fund(3)       AIM Latin American Growth Fund                 distributed nationwide, and AIM
AIM Value Fund                            AIM New Pacific Growth Fund                    today is the 10th-largest mutual
AIM Weingarten Fund                                                                      fund complex in the United
                                          GLOBAL GROWTH FUNDS                            States in assets under
GROWTH & INCOME FUNDS                     AIM Global Aggressive Growth Fund              management, according to
AIM Advisor Flex Fund                     AIM Global Growth Fund                         Strategic Insight, an
AIM Advisor Large Cap Value Fund                                                         independent mutual fund monitor.
AIM Advisor Real Estate Fund              GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                         AIM Global Growth & Income Fund
AIM Basic Value Fund                      AIM Global Utilities Fund
AIM Charter Fund
                                          GLOBAL INCOME FUNDS
INCOME FUNDS                              AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                    AIM Global Government Income Fund
AIM High Yield Fund                       AIM Global Income Fund
AIM High Yield Fund II                    AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund          THEME FUNDS
AIM Limited Maturity Treasury Fund        AIM Global Consumer Products and Services Fund
                                          AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                     AIM Global Health Care Fund
AIM High Income Municipal Fund            AIM Global Infrastructure Fund
AIM Municipal Bond Fund                   AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund            AIM Global Trends Fund(6)

(1)AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2)AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3)AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4)On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6)Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          Invest with DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.

                                                                        GGI-AR-1